Exhibit 99.1

ARUBA NETWORKS REPORTS RECORD FISCAL SECOND QUARTER

2012 FINANCIAL RESULTS

•	Revenue Increased 35 percent Year-Over-Year to $126.3 million

•	Added Over 1,500 New Customers in Q2 to Surpass 19,000 Cumulative Customers

•	Cash and Short Term Investments Increased to $275.8 million in Q2

SUNNYVALE, Calif., February 16, 2012 – Aruba Networks, Inc. (NASDAQ: ARUN), a global leader in distributed enterprise network solutions, today released financial results for its fiscal second quarter 2012 ended January 31, 2012.

Revenue for Q2’12 was $126.3 million, an increase of 35 percent from the $93.9 million reported in Q2’11. GAAP net loss for Q2’12 was $11.4 million, or $0.11 per share, compared with $2.8 million, or $0.03 per share, for the same period in the previous year.

Non-GAAP net income for Q2’12 was $19.4 million, or $0.16 per share, compared with of $16.3 million, or $0.14 per share, in Q2’11. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

“Second quarter revenue grew by 35 percent over last year as new and existing customers looked to Aruba’s differentiated solution to solve some of their most strategic IT needs,” said Dominic Orr, president and chief executive officer. “Our differentiation in security, scalability and mobility software has been built over the last ten years and continues to help us win. To further address our customers mobility needs, we continue to expand our innovative product portfolio with software solutions leveraging our Avenda and Amigopod acquisitions.”

“We delivered a strong second quarter with record revenue and record gross margin,” said Michael Galvin, Aruba’s Chief Financial Officer. “We also generated $25.7 million in cash from operations, ending the quarter with $275.8 million in cash and short term investments.”

Recent Highlights

•

Introduced New App to Ensure Remote Security for iPad, iPhone, and iPod Touch. The Virtual Intranet Access (VIA) App is a Wi-Fi aware VPN application that enables seamless security on both public and private wireless networks. VIA builds on Aruba’s Remote Networking portfolio, which offers automatic configuration of wireless device settings, requiring zero-touch for the end-user. The App scans and selects the best secure connection back to the corporate network along with using military-grade Suite B cryptography when used with the ArubaOS™ Advanced Cryptography module running on an Aruba mobility Controller.

•

MOVE in Health Care – Aruba deployed an 802.11n wireless network using the MOVE architecture in The Ottawa Hospital to support more than 3,000 Apple iPads, iPhones, and iPod Touches. Physicians and other healthcare professionals are using these devices to access electronic medical records and physician order entry systems at patients’ bedsides to facilitate decision-making and enhance patient interaction. The Ottawa Hospital is the largest hospital in Canada for acute care and the wireless network covers the hospital’s entire 12 million square foot campus.

•

Expanded Retail Point-of-Sale Solution – Aruba developed a Smartphone- and Tablet-based Point-of-Sale Solution for retailers in partnership with Infinite Peripherals and LightSpeed. This technology will support the retail migration from static to mobile PoS enabling retail sales staff to execute sales transactions reliably and securely from any location in the store. Access networks based on Aruba’s MOVE architecture enables policy enforcement based on device-fingerprinting, application-fingerprinting and location, which enables retailers to prioritize mobile PoS applications over less critical traffic to ensure a good customer experience.

•

Formed Airheads Community for Enterprise Mobility Experts. Aruba’s Airheads Community offers social networking, technical certifications, member events and an industry-first MVP program for IT engineers in wireless LAN, security and mobile device management.

Conference Call Information

Aruba will host a conference call for analysts and investors to discuss its fiscal second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Open to the public, investors may access the call by dialing +1-480-629-9808. A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.arubanetworks.com. Following the webcast, an archived version will be available on the website for twelve months. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter passcode 4512788. International parties can access the replay at +1-303-590-3030 and should enter passcode 4512788.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about (1) our expectation that employees will continue to bring their own devices to work, resulting in increased demand for our enterprise mobility solutions, and (2) expansion of our product portfolio.

These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: (1) business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; and (2) changes in overall information technology spending; as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2011, which was filed with the SEC on December 8, 2011, and is available on Aruba’s investor relations Web site at www.arubanetworks.com and on the SEC Web site at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based expenses and related payroll taxes, amortization expense of acquired intangible assets and other acquisition related expenses, and the change in the valuation of the contingent rights liability, less the related tax effects. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only stock-based expenses and related payroll taxes, but also discrete charges that are infrequent in nature. Further, Aruba’s management excludes from non-GAAP net income the tax effects of these non-GAAP financial measures, as without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the Company’s operating results. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets and other acquisition related expenses, and the change in the valuation of the contingent rights liability, less the related tax effects, Aruba’s management believes that investors can better understand and measure the company’s recurring operating results.

There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely stock-based expenses and related payroll taxes, that are recurring. Stock-based expenses and related payroll taxes have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impacts their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables have more details on these non-GAAP financial measures, including reconciliations between these financial measures and their most directly comparable GAAP equivalents.

A copy of this press release can be found on the investor relations page of Aruba Networks’ Web site at www.arubanetworks.com.

# # #

About Aruba Networks, Inc.

Aruba Networks is a leading provider of next-generation network access solutions for the mobile enterprise. The company’s Mobile Virtual Enterprise (MOVE) architecture unifies wired and wireless network infrastructures into one seamless access solution for corporate headquarters, mobile business professionals, remote workers and guests. This unified approach to access networks dramatically improves productivity and lowers capital and operational costs.

Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter and Facebook.

© 2012 Aruba Networks, Inc. Aruba Networks’ trademarks include the design mark for AirWave, Aruba Networks®, Aruba Wireless Networks®, the registered Aruba the Mobile Edge Company logo, the registered AirWave logo, Aruba Mobility Management System®, Mobile Edge Architecture®, People Move. Networks Must Follow®, RFProtect®, Green Island®. All rights reserved. All other trademarks are the property of their respective owners.

# # #

IR Contacts

Aruba Networks, Inc.	The Blueshirt Group, Investor Relations
Michael Galvin	Chris Danne, Maria Riley
Chief Financial Officer	+1-415-217-7722
ir@arubanetworks.com	ir@arubanetworks.com

Aruba Networks, Inc.

Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	September 30,	September 30,
	January 31,	July 31,
	2012	2011
Assets

Current assets:
Cash and cash equivalents	$64,425	$80,773
Short-term investments	211,398	153,185
Accounts receivable, net	69,233	68,598
Inventory	24,490	29,895
Deferred costs	8,927	6,999
Prepaids and other	7,106	5,097
Deferred income tax assets	32,861	53,310

Total current assets	418,440	397,857

Property and equipment, net	18,502	14,772
Goodwill	56,747	33,143
Intangible assets, net	29,874	20,863
Deferred income tax assets	20,373	20,143
Other assets	18,399	2,093

Total other assets	143,895	91,014

Total assets	$562,335	$488,871

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$6,113	$11,278
Accrued liabilities	47,584	61,461
Income taxes payable	2,936	767
Deferred income tax liability	61	—
Deferred revenue	72,631	54,451

Total current liabilities	129,325	127,957

Deferred income tax liability	1,893	815
Deferred revenue	18,147	14,000
Other long-term liabilities	1,041	757

Total other liabilities	21,081	15,572

Total liabilities	150,406	143,529

Stockholders’ equity
Common Stock: $0.0001 par value; 350,000 shares authorized at January 31, 2012 and July 31, 2011; 109,215 and 104,905 shares issued and outstanding at January 31, 2012 and July 31, 2011, respectively	11	10
Additional paid-in capital	530,894	450,147
Accumulated other comprehensive income/(loss)	(2,185)	127
Accumulated deficit	(116,791)	(104,942)

Total stockholders’ equity	411,929	345,342

Total liabilities and stockholders’ equity	$562,335	$488,871

Aruba Networks, Inc.

Consolidated Statements of Operations

(On a GAAP basis)

(In thousands, except per share data)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,
	Three months ended		Six months ended
	January 31,		January 31,
	2012	2011	2012	2011
Revenues:
Product	$105,970	$79,100	$207,101	$148,304
Professional services and support	20,091	14,602	38,175	28,402
Ratable product and related professional services and support	214	156	351	299

Total revenues	126,275	93,858	245,627	177,005

Cost of revenues:
Product	30,452	24,173	62,521	46,236
Professional services and support	5,030	3,542	9,576	6,448
Ratable product and related professional services and support	—	—	—	9

Total cost of revenues	35,482	27,715	72,097	52,693

Gross profit	90,793	66,143	173,530	124,312

Operating expenses:
Research and development	27,926	21,608	52,393	38,722
Sales and marketing	49,720	36,936	95,335	70,350
General and administrative	12,698	10,183	23,798	17,371

Total operating expenses	90,344	68,727	171,526	126,443

Operating income (loss)	449	(2,584)	2,004	(2,131)

Other income (expense), net
Interest income	299	240	575	474
Other income (expense), net	2,731	(61)	3,558	1,583

Total other income (expense), net	3,030	179	4,133	2,057

Income (loss) before income tax provision	3,479	(2,405)	6,137	(74)

Income tax provision	14,861	428	17,986	624

Net loss	$(11,382)	$(2,833)	$(11,849)	$(698)

Shares used in computing net loss per common share, basic	108,084	98,795	107,010	97,416

Net loss per common share, basic	$(0.11)	$(0.03)	$(0.11)	$(0.01)

Shares used in computing net loss per common share, diluted	108,084	98,795	107,010	97,416

Net loss per common share, diluted	$(0.11)	$(0.03)	$(0.11)	$(0.01)

Aruba Networks, Inc.

Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(In thousands, except per share data)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,
	Three months ended		Six months ended
	January 31,		January 31,
	2012	2011	2012	2011

GAAP net loss	$(11,382)	$(2,833)	$(11,849)	$(698)

Plus:
a) Stock-based compensation expenses	22,924	16,664	42,189	28,232
b) Payroll taxes on stock-based compensation expenses	541	714	1,046	992
c) Amortization expense of acquired intangible assets and other acquisition related expenses	2,634	2,122	4,622	3,799
d) Change in valuation of contingent rights liability	(2,321)	(327)	(3,238)	(2,104)
e) Income tax effect of non-GAAP exclusions	6,969	—	3,310	—

Non-GAAP net income	$19,365	$16,340	$36,080	$30,221

GAAP net loss per common share	$(0.11)	$(0.03)	$(0.11)	$(0.01)

Plus:
a) Stock-based compensation expenses	0.20	0.14	0.36	0.25
b) Payroll taxes on stock-based compensation expenses	0.01	0.01	0.01	0.01
c) Amortization expense of acquired intangible assets and other acquisition related expenses	0.02	0.02	0.04	0.03
d) Change in valuation of contingent rights liability	(0.02)	—	(0.03)	(0.02)
e) Income tax effect of non-GAAP exclusions	0.06	—	0.03	—

Non-GAAP net income per common share	$0.16	$0.14	$0.30	$0.26

Shares used in computing diluted GAAP net loss per common share	108,084	98,795	107,010	97,416

Shares used in computing diluted non-GAAP net income per common share	120,045	116,230	119,258	114,750

Aruba Networks, Inc.

Consolidated Statements of Operations

As a Percentage of Total Revenues

(On a GAAP Basis)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,
	Three months ended		Six months ended
	January 31,		January 31,
	2012	2011	2012	2011
Revenues:
Product	83.9%	84.3%	84.3%	83.8%
Professional services and support	15.9%	15.5%	15.6%	16.0%
Ratable product and related professional services and support	0.2%	0.2%	0.1%	0.2%

Total revenues	100.0%	100.0%	100.0%	100.0%

Cost of revenues:
Product	24.1%	25.7%	25.5%	26.1%
Professional services and support	4.0%	3.8%	3.9%	3.7%
Ratable product and related professional services and support	0.0%	0.0%	0.0%	0.0%

Total cost of revenues	28.1%	29.5%	29.4%	29.8%

Gross profit	71.9%	70.5%	70.6%	70.2%

Operating expenses:
Research and development	22.1%	23.0%	21.3%	21.9%
Sales and marketing	39.4%	39.4%	38.8%	39.7%
General and administrative	10.0%	10.9%	9.7%	9.8%

Total operating expenses	71.5%	73.3%	69.8%	71.4%

Operating income (loss)	0.4%	(2.8%)	0.8%	(1.2%)

Other income (expense), net
Interest income	0.2%	0.3%	0.2%	0.3%
Other income (expense), net	2.2%	(0.1)%	1.5%	0.9%

Total other income (expense), net	2.4%	0.2%	1.7%	1.2%

Income (loss) before income tax provision	2.8%	(2.6%)	2.5%	0.0%

Income tax provision	11.8%	0.4%	7.3%	0.4%

Net loss	(9.0%)	(3.0%)	(4.8%)	(0.4%)

Aruba Networks, Inc.

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	September 30,	September 30,
	Six months ended
	January 31,
	2012	2011
Cash flows from operating activities
Net loss	$(11,849)	$(698)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,974	7,198
Provision for doubtful accounts	(19)	(26)
Write downs for excess and obsolete inventory	2,696	1,386
Compensation related to stock options and share awards	42,189	28,233
Accretion of purchase discounts on short-term investments	603	668
Loss (gain) on disposal of fixed assets	10	(6)
Change in carrying value of contingent rights liability	(3,238)	(2,105)
Deferred income taxes	19,250	—
Recovery of escrow funds	(702)	—
Excess tax benefit associated with stock-based compensation	(12,066)	(231)
Changes in operating assets and liabilities:
Accounts receivable	(778)	(10,144)
Inventory	1,558	(3,110)
Prepaids and other	(3,003)	(136)
Deferred costs	(2,336)	(930)
Other assets	(15,614)	(479)
Accounts payable	(6,814)	(2,922)
Deferred revenue	22,322	3,230
Other current and noncurrent liabilities	(11,319)	5,499
Income taxes payable	12,520	104

Net cash provided by operating activities	42,384	25,531

Cash flows from investing activities
Purchases of short-term investments	(109,952)	(59,188)
Proceeds from sales of short-term investments	26,525	17,376
Proceeds from maturities of short-term investments	24,500	26,480
Purchases of property and equipment	(5,345)	(4,263)
Cash paid in purchase acquisitions, net of cash acquired	(21,086)	(4,303)

Net cash used in investing activities	(85,358)	(23,898)

Cash flows from financing activities
Proceeds from issuance of common stock	15,200	16,138
Excess tax benefit associated with stock-based compensation	12,066	231

Net cash provided by financing activities	27,266	16,369

Effect of exchange rate changes on cash and cash equivalents	(640)	2

Net (decrease) increase in cash and cash equivalents	(16,348)	18,004

Cash and cash equivalents, beginning of period	80,773	31,254

Cash and cash equivalents, end of period	$64,425	$49,258

Supplemental disclosure of cash flow information
Income taxes paid	$3,410	$590

Supplemental disclosure of non-cash investing and financing activities
Common stock issued in purchase acquisitions	$12,000	$30,691
Contingent rights issued in purchase acquisition	$—	$9,486